Exhibit (a)(26)

AB CAP FUND, INC.

ARTICLES OF AMENDMENT

AB Cap Fund, Inc., a Maryland corporation (hereinafter called the “Corporation”), certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Corporation is hereby amended to change the name of the below series of Common Stock of the Corporation as follows:

Current Name	Amended Name

AB Performance Fee Series — Emerging Markets Growth Portfolio

Class A Common Stock

Class C Common Stock

Advisor Class Common Stock

Class R Common Stock

Class K Common Stock

Class I Common Stock

Class Z Common Stock

Class 1 Common Stock

Class 2 Common Stock

AB FlexFee Emerging Markets Growth Portfolio

Class A Common Stock

Class C Common Stock

Advisor Class Common Stock

Class R Common Stock

Class K Common Stock

Class I Common Stock

Class Z Common Stock

Class 1 Common Stock

Class 2 Common Stock

AB Performance Fee Series — Large Cap Growth Portfolio

Class A Common Stock

Class C Common Stock

Advisor Class Common Stock

Class R Common Stock

Class K Common Stock

Class I Common Stock

Class Z Common Stock

Class 1 Common Stock

Class 2 Common Stock

AB FlexFee Large Cap Growth Portfolio

Class A Common Stock

Class C Common Stock

Advisor Class Common Stock

Class R Common Stock

Class K Common Stock

Class I Common Stock

Class Z Common Stock

Class 1 Common Stock

Class 2 Common Stock

1

Current Name	Amended Name

AB Performance Fee Series — US Thematic Portfolio

Class A Common Stock

Class C Common Stock

Advisor Class Common Stock

Class R Common Stock

Class K Common Stock

Class I Common Stock

Class Z Common Stock

Class 1 Common Stock

Class 2 Common Stock

AB FlexFee US Thematic Portfolio

Class A Common Stock

Class C Common Stock

Advisor Class Common Stock

Class R Common Stock

Class K Common Stock

Class I Common Stock

Class Z Common Stock

Class 1 Common Stock

Class 2 Common Stock

AB Performance Fee Series — Core Opportunities Portfolio

Class A Common Stock

Class C Common Stock

Advisor Class Common Stock

Class R Common Stock

Class K Common Stock

Class I Common Stock

Class Z Common Stock

Class 1 Common Stock

Class 2 Common Stock

AB FlexFee Core Opportunities Portfolio

Class A Common Stock

Class C Common Stock

Advisor Class Common Stock

Class R Common Stock

Class K Common Stock

Class I Common Stock

Class Z Common Stock

Class 1 Common Stock

Class 2 Common Stock

AB Performance Fee Series — International Strategic Core Portfolio

Class A Common Stock

Class C Common Stock

Advisor Class Common Stock

Class R Common Stock

Class K Common Stock

Class I Common Stock

Class Z Common Stock

Class 1 Common Stock

Class 2 Common Stock

AB FlexFee International Strategic Core Portfolio

Class A Common Stock

Class C Common Stock

Advisor Class Common Stock

Class R Common Stock

Class K Common Stock

Class I Common Stock

Class Z Common Stock

Class 1 Common Stock

Class 2 Common Stock

2

SECOND: The amendment to the charter of the Corporation as herein set forth was approved by a majority of the entire Board of Directors of the Corporation. The charter amendment is limited to changes expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation. The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

THIRD: This amendment to the charter of the Corporation will be effective on May 9, 2017, as permitted by Section 2-610.1 of the Maryland General Corporation Law.

3

IN WITNESS WHEREOF, AB Cap Fund, Inc. has caused these Articles of Amendment to be executed in its name and on its behalf by Robert M. Keith, President of the Corporation, and attested by Eric C. Freed, the Assistant Secretary of the Corporation, this 5th day of May, 2017. The undersigned President of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and states that, to the best of his knowledge, information and belief, the matters and facts set forth herein relating to authorization and approval hereof are true in all material respects, and that this statement is made under penalties for perjury.

AB CAP FUND, INC.

	By:	/s/ Robert M. Keith
Robert M. Keith
President

ATTEST:

/s/ Eric C. Freed
Eric C. Freed
Assistant Secretary